Exhibit 10.31

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT is made as of the 24th day of September, 2004, between PROVIDE COMMERCE, INC., a Delaware corporation and formerly Proflowers, Inc. (the “Company”), and WILLIAM STRAUSS (“Executive”).

WHEREAS, the Company and Executive previously entered into an Amended and Restated Employment Agreement dated February 24, 2003 (the “Prior Agreement”).

WHEREAS, the Company and Executive desire to amend certain terms and conditions set forth in the Prior Agreement, pursuant to this First Amendment to Employment Agreement (collectively, with the Prior Agreement, the “Agreement”).

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 3(b) of the Prior Agreement is amended in its entirety as follows:

“(b) Effective beginning with the Company’s 2005 fiscal year, Executive’s annual performance bonus shall be reviewed and determined annually by the Board, or its delegated committee, and shall be determined and adjusted at the sole discretion of the Board or its delegated committee based upon the Company’s financial performance and achievement of personal objectives.”

2. Except as set forth in this First Amendment, the Prior Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PROVIDE COMMERCE, INC.

By:	/S/ JOEL CITRON
Joel Citron Chairman of the Board

EXECUTIVE

/S/ BILL STRAUSS
William Strauss

[SIGNATURE PAGE TO FIRST AMENDMENT TO EMPLOYMENT AGREEMENT]

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